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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 1999




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



          Delaware                    1-8597                  94-2657368
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification No.)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. Other Events.

On February 23, 1999, The Cooper Companies, Inc. issued a press release announcing its first quarter fiscal year 1999 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.


ITEM 7. Financial Statements and Exhibits.

               (c) Exhibits.

Exhibit
  No.        Description
-------      -----------

99.1         Press Release dated February 23, 1999 of The Cooper Companies, Inc.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE COOPER COMPANIES, INC.



                                        By   /s/ Stephen C. Whiteford
                                            -------------------------------
                                            Stephen C. Whiteford
                                            Vice President and
                                            Corporate Controller
                                            (Principal Accounting Officer)

Dated:  February 25, 1999




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                                  EXHIBIT INDEX



Exhibit                                                                 Sequentially
  No.          Description                                              Numbered Page
-------        -----------                                              -------------

99.1           Press Release dated February 23, 1999 of The Cooper
               Companies, Inc.





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